UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 12, 2014

THE HOME DEPOT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8207	95-3261426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2455 Paces Ferry Road, N.W., Atlanta, Georgia 30339

(Address of Principal Executive Offices) (Zip Code)

(770) 433-8211

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 12, 2014, The Home Depot, Inc. (the “Company”) completed a public offering of $1,000,000,000 aggregate principal amount of its 2.00% Senior Notes due 2019 and $1,000,000,000 aggregate principal amount of its 4.40% Senior Notes due 2045 (collectively, the “Notes”). The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-183621) filed with the Securities and Exchange Commission (the “SEC”) on August 29, 2012, including a related prospectus and prospectus supplement filed with the SEC on August 29, 2012 and June 10, 2014, respectively.

In connection with the offering of the Notes, the Company entered into an Underwriting Agreement dated June 9, 2014 (the “Underwriting Agreement”) among the Company and Barclays Capital Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the underwriters named therein (together, the “Underwriters”). Pursuant to the Underwriting Agreement, the Company agreed to sell the Notes to the Underwriters, and the Underwriters agreed to purchase the Notes for resale to the public. The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The Notes were issued under an Indenture dated as of May 4, 2005 (the “Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee.

The foregoing summary is qualified by reference to the Underwriting Agreement, the Indenture and the respective forms of global note for the offering, which are filed as exhibits to this Form 8-K and are incorporated herein and in the above-referenced shelf registration statement by reference.

Item 9.01. Financial Statements and Exhibits.

The documents included as exhibits to this report are filed solely to provide information about their terms, are not intended to provide any factual or other information about the Company or the other parties to the agreements, and should not be relied upon by investors for any other purpose.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of June 9, 2014 among The Home Depot, Inc. and Barclays Capital Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the Underwriters named therein.

4.1	Indenture dated as of May 4, 2005 between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee – incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (Registration No. 333-124699).

4.2	Form of 2.00% Senior Notes due June 15, 2019.

4.3	Form of 4.40% Senior Notes due March 15, 2045.

5.1	Opinion of Alston & Bird LLP.

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC. (Registrant)

Date: June 12, 2014	By:	/s/ Carol B. Tomé
		Name:	Carol B. Tomé
		Title:	Chief Financial Officer and Executive Vice
President – Corporate Services

INDEX TO EXHIBITS

Exhibit	Description

1.1	Underwriting Agreement dated as of June 9, 2014 among The Home Depot, Inc. and Barclays Capital Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the Underwriters named therein.

4.1	Indenture dated as of May 4, 2005 between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee – incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (Registration No. 333-124699).

4.2	Form of 2.00% Senior Notes due June 15, 2019.

4.3	Form of 4.40% Senior Notes due March 15, 2045.

5.1	Opinion of Alston & Bird LLP.

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1).